OTHER EXPENSE, NET	12 Months Ended
Dec. 31, 2011
OTHER EXPENSE, NET
21.	OTHER EXPENSE, NET

The components of other expense, net, for the years ended December 31 were as follows:

	2011	2010	2009

Fee related to bond exchange	$–	$8.3	$2.2
Loss (gain) on derivative financial instruments	3.4	3.6	(8.7)
Foreign exchange loss (gain) on working capital balances	(3.2)	(1.5)	28.4
Loss (gain) on disposal of property, plant and equipment	(0.1)	(7.2)	3.9
Loss on fires	6.8	–	–
Other	(0.4)	–	3.3
	$6.5	$3.2	$29.1